UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2020

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events	3
SIGNATURES		4

Item 8.01.	Other Events.

Lam Research Corporation (the “Company”) is providing the disclosure below and supplementing the risk factors described in Item 1A Risk Factors of its Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 29, 2020, December 29, 2019, and September 29, 2019 (the “Periodic Reports”) with the following risk factor. This risk factor supplements information in our existing risk factor styled “Our Future Success Depends Heavily on International Sales and the Management of Global Operations.” The information in this Current Report on Form 8-K, including the risk factor disclosure below, should be read in conjunction with the other risk factors described in the Periodic Reports.

Our International Sales Could be Materially and Adversely Affected by Export License Requirements and Other Regulatory Changes

As noted in “Risk Factors—Our Future Success Depends Heavily on International Sales and the Management of Global Operations” in Item 1A of our Quarterly Report on Form 10-Q for the quarterly period ended March 29, 2020, certain of our international sales depend on our ability to obtain export licenses from the U.S. or foreign governments. Our failure or inability to obtain such licenses, or an expansion of the number or kinds of sales for which export licenses are required, could potentially limit the markets for our products and adversely impact our revenues. On April 28, 2020, the U.S. Department of Commerce published a rule in the Federal Register that exemplifies this issue for sales to China, which is a fast-developing market for the semiconductor equipment industry and therefore an area of anticipated growth for our business. Revenue in China represented 22% and 29% of our overall revenue for the fiscal year ended June 30, 2019 and the nine months ended March 29, 2020, respectively. This rule will expand export license requirements for U.S. companies to sell certain items to companies in China that have operations that could support military end uses, even if the items sold by the U.S. companies are for civilian end use. In addition, when effective, this rule may require us to apply for additional export licenses for our products to be sold to certain customers in China. There is no assurance that we will be issued licenses that we may apply for on a timely basis or at all, which could limit our ability to operate and adversely impact our revenues in China. The implementation, interpretation and impact on our business of this rule is uncertain, and this rule and other regulatory changes that have occurred and may occur in the future could materially and adversely affect our results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2020

LAM RESEARCH CORPORATION (Registrant)

/s/ Douglas R. Bettinger
Douglas R. Bettinger Executive Vice President, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)